UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2015 (August 12, 2015)

HealthWarehouse.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7107 Industrial Road
Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 748-7001

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

On August 12, 2015, Healthwarehouse.com, Inc. (the “Company”) issued a press release announcing its results of operations for the three and six months ended June 30, 2015.  A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are included herewith.

Exhibit Number	Description

99.1	Press Release, dated August 12, 2015, regarding the Company’s results of operations for the three and six months ended June 30, 2015*

*     The press release furnished as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTHWAREHOUSE.COM, INC.

Date: August 12, 2015	By: /s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer